EXECUTION COPY

AMENDMENT NO. 1

Dated as of March 26, 2013

to

CREDIT AGREEMENT

Dated as of June 18, 2012

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of March 26, 2013 by and among Coach, Inc., a Maryland corporation (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of June 18, 2012 by and among the Company, the Foreign Subsidiary Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the Lenders and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to provide additional commitments under and make certain amendments to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.          Amendments to the Credit Agreement. Effective as of the Amendment No. 1 Effective Date (as defined below), the parties hereto agree that the Credit Agreement shall be amended as follows:

(a)          The definition of “Aggregate Commitment” appearing in Section 1.01 of the Credit Agreement is amended to amend and restate the final sentence thereof in its entirety to read as “As of the Amendment No. 1 Effective Date, the Aggregate Commitment is $700,000,000.”

(b)          The definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is amended to delete the date “June 16, 2017” appearing therein and to replace such date with the date “March 26, 2018”.

(c)          Section 1.01 of the Credit Agreement is amended to add the following definition thereto in the appropriate alphabetical order:

“Amendment No. 1 Effective Date” means March 26, 2013.

(d)          Section 2.20 of the Credit Agreement is amended to delete the amount “$250,000,000” appearing therein and to replace such amount with the amount “$300,000,000”.

(e)          Schedule 2.01 to the Credit Agreement is amended and restated in its entirety in the form of Schedule 2.01 attached hereto.

2.          Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the satisfaction of the following conditions precedent:

(a)          The Administrative Agent shall have received counterparts of (i) this Amendment duly executed by the Borrowers, the Lenders, the Issuing Bank, the Swingline Lender and the Administrative Agent and (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.

(b)          The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 1 Effective Date) of (i) Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Loan Parties, and (ii) Venable LLP, special Maryland counsel for the Loan Parties, each in form and substance reasonably satisfactory to the Administrative Agent and its counsel and covering such matters relating to the Loan Parties, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request. The Company hereby requests such counsels to deliver such opinions.

(c)          The Administrative Agent shall have received (i) a certificate signed by the Chief Financial Officer or Treasurer of the Company certifying that, after giving effect to the Amendment, the Company is in compliance with the covenants contained in Section 6.07 of the Credit Agreement and (ii) such other documents and certificates as the Administrative Agent or its counsel may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d)          The Administrative Agent shall have received, for the account of each Lender party hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the amount previously disclosed to the Lenders.

(e)          The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent as set forth in the Amendment No. 1 Fee Letter dated as of the date hereof among the Borrower, JPMorgan Chase Bank, N.A. and J.P. Morgan Securities LLC) in connection with this Amendment.

3.          Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a)          This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, liquidation, reconstruction, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

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(b)          As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement (other than, with respect to any Loan the proceeds of which are being used to refinance maturing commercial paper issued by the Company, Sections 3.04(b) and 3.06 of the Credit Agreement) are true and correct.

4.          Reference to and Effect on the Credit Agreement.

(a)          Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other loan document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)          The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)          Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.          Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.          Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.          Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

COACH, INC.,
as a Borrower

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement dated as of June 18, 2012 Coach, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Issuing Bank, as the Swingline Lender and as Administrative Agent

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement dated as of June 18, 2012 Coach, Inc.

Name of Lender:

By _________________________________
Name:
Title:

For any Lender requiring a second signature line:

By _________________________________
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement dated as of June 18, 2012 Coach, Inc.

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement dated as of June 28, 2012 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among Coach, Inc., the Foreign Subsidiary Borrowers from time to time party thereto, the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of March 26, 2013 (the “Consent and Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Credit Agreement and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment.

Dated: March 26, 2013

[Signature Page Follows]

COACH SERVICES, INC. By: _________________________ Name: Title:

Signature Page to Consent and Reaffirmation to
Amendment No. 1 to Credit Agreement dated as of June 28, 2012

Coach, Inc.

SCHEDULE 2.01

COMMITMENTS

LENDER	COMMITMENT
JPMORGAN CHASE BANK, N.A.	$113,750,000
HSBC BANK USA, NATIONAL ASSOCIATION	$113,750,000
td bank, n.a.	$87,500,000
U.S. Bank national association	$87,500,000
wells fargo bank, national association	$87,500,000
bank of america, n.a.	$52,500,000
the northern trust company	$52,500,000
pnc bank, national association	$52,500,000
the bank of tokyo-mitsubishi ufJ, ltd.	$52,500,000
AGGREGATE COMMITMENT	$700,000,000